Exhibit 99.1

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U.S. Equity Markets

NYSE
NYSE Group
arca|ex

NASDAQ
NASDAQ
inet

PHLX • COM
PHILADELPHIA STOCK EXCHANGE

BOSTON STOCK EXCHANGE

BATS ECN

4

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Filed by Archipelago Holdings, Inc.
Pursuant to Rule 425 under the Securities
Act of 1933 and deemed filed pursuant to
Rule 14a-12 under the Securities
Exchange Act of 1934

Subject Companies:
Archipelago Holdings, Inc.
(Commission File No. 001-32274)
The New York Stock Exchange, Inc.

Dallas STA

Business Meeting

Mike Cormack, President

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September 9th, 2005

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Important Merger Information

Important Acquisition Information with Respect to Archipelago’s Merger with the NYSE

In connection with the proposed merger of Archipelago and the NYSE, the parties filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) on July 21, 2005, containing a preliminary joint proxy statement/prospectus regarding the proposed transaction.  The registration statement has not yet become effective.  The parties will file other relevant documents concerning the proposed transaction with the SEC.  INVESTORS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE PARTIES WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors are able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Archipelago and the NYSE, at the SEC’s website (http://www.sec.gov) as they are filed with the SEC. Copies of the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Archipelago, Attention: Investor Relations, at 100 S. Wacker Drive, Suite 1800, Chicago, Illinois 60606 or calling (888) 514-7284.

Archipelago, NYSE and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Archipelago shareholders in respect of the proposed transaction. Information regarding Archipelago’s directors and executive officers is available in Archipelago’s proxy statement for its 2005 annual meeting of stockholders, dated March 31, 2005.  Additional Important Acquisition Information with Respect to Archipelago’s Merger with the NYSE

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Forward-Looking Statements

Certain statements in this presentation and its attachments may contain forward-looking information regarding Archipelago Holdings, Inc. (“Archipelago” or “Company”) the New York Stock Exchange (“NYSE”) and the combined company after the completion of the transactions that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, the benefits of the business combination transaction involving Archipelago and NYSE, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.  Such statements are based upon the current beliefs and expectations of Archipelago’s and NYSE’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of Archipelago shareholders or NYSE members to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; social and political conditions such as war, political unrest or terrorism; general economic conditions and normal business uncertainty.  Additional risks and factors are identified in Archipelago’s filings with the Securities Exchange Commission, including its Report on Form 10-K for the fiscal year ending December 31, 2004 which is available on Archipelago’s website at http://www.Archipelago.com.

You should not place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except for any obligation to disclose material information under the Federal securities laws, Archipelago undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this presentation.

U.S. Equity Markets

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Creating a Market for the Future

NYSE Group

Approval by regulators, shareholders, seat holders required

Transaction expected to close in Q1 2006

The world’s preeminent market

• A globally competitive multi-product exchange

• Leading positions in Listed, OTC and ETF securities

Growth platform for

• Trading of derivatives, bonds and other new products

• Expansion of listings opportunity

• Expansion of market data products

An independent regulatory function within a non-public, not-for-profit entity

NYSE/Archipelago Merger

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• Trading

• NYSE-listed stocks

• Floor based

• Hybrid

• Listings

• Market Data

• Bonds

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• Trading

• All OTC and listed stocks

• All electronic

• Listings

• Market Data

• Options

• Other products

• CPU Exchange

ArcaEx Moving Forward

• Trading

• Listings

• Market Data

• Bonds

• Options

• Other Products

Trading

• Listed Stocks

• Provide choice with ArcaEx

• ArcaEx listed volume continues to grow today

• ArcaEx expanded Market Making

• Lead Market Makers

• Directed Orders

Listings

• Expands listings opportunities

• Additional products and services

• Strong NYSE brand benefits

Market Data

• Expansion of data products

• Multi product offerings

Bonds

• Entering the corporate bond market

• Real time trading and price dissemination

Options Pacific Holdings Acquisition

• Announced definitive agreement January 2005

• Pending SEC and PCX Holdings shareholders approvals

• Expands and diversifies Archipelago

• Options

• Self Regulatory Organization

• Growing demand for electronic options marketplaces

• PCX Plus (remote access platform)

• PCX scheduled floor independence in 2006

• Opportunity for all-electronic trading of equities and options

• Ability to create new products

Other ArcaEx Products

• Continued Order Type Expansion

• Cross Orders

• Linked product offerings

• CPU Exchange